                                                                    Exhibit 4.1
NCC

                        COMMON STOCK   COMMON STOCK

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                            CUSIP 64114X 10 6

SEE REVERSE FOR CERTAIN DEFINITIONS AND A STATEMENT AS TO THE RIGHTS, PREFERENCES, PRIVILEGES AND LIMITATIONS OF SHARES

THIS CERTIFIES THAT


IS THE RECORD HOLDER OF

 FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF

                        NETSOURCE COMMUNICATIONS, INC.
transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
      CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                    TRANSFER AGENT AND REGISTRAR

BY

                            AUTHORIZED SIGNATURE



                 SECRETARY                          PRESIDENT

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                        NETSOURCE COMMUNICATIONS, INC.

   A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations and restrictions of such preferences and/or rights as established, from time to time by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designation thereof, may be obtained by the holder hereof upon request without charge at the principal office of the Corporation.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM -- as tenants in common
   TEN ENT -- as tenants by the entireties
   JT TEN  -- as joint tenants with right of
              survivorship and not as tenants
              in common


UNIF GIFT MIN ACT -- ................... Custodian .........................
                            (Cust)                          (Minor)
                     under Uniform Gifts to Minors
                     Act ...................................................
                                              (State)
UNIF TRF MIN ACT --  .................... Custodian (until age .............)
                            (Cust)
                     ................................ under Uniform Transfers
                            (Minor)
                     to Minors Act ..........................................
                                                   (State)


    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,.................... hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated -------------------------------------------------------

                              X ------------------------------------------------

                              X ------------------------------------------------

                                THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                        NOTICE: FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By ------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.